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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K



                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) - June 12, 2000



                                Data Race, Inc.
             (Exact name of registrant as specified in its charter)


                                     TEXAS
                 (State or other jurisdiction of incorporation)


               0-20706                              74-2272363
       (Commission File Number)        (I.R.S. Employer Identification No.)



                              12400 Network Blvd.
                           San Antonio, Texas 78249
                                (210) 263-2000
 (Address of Principal Executive Offices and Telephone Number, Including Area
                                     Code)
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Item 5. Other Events.

     Completion of a Private Placement.

     On June 12, Data Race, Inc. (the "Company") completed a private placement of 1,572,738 shares of its common stock (the "Common Shares"), and warrants to purchase 471,822 shares of common stock (the "Warrants") to Cranshire Capital, L.P., Keyway Investments Ltd., Lionhart Investments Ltd., EURAM Cap Strat. "A" Fund Limited, ICN Capital Ltd., and G-Bar Limited Partnership (the "Investors"), for an aggregate price of $6,000,000. The Warrants are exercisable at a price of $5.45 per share through June 12, 2002. The Company intends to use the proceeds from the private placement primarily for general corporate purposes.

     The Company has agreed to file a registration statement under the Securities Act of 1933, covering the resale of the Common Shares and the shares of common stock issuable upon exercise of the Warrants. The Company will incur certain penalties if the registration statement is not filed by July 12, 2000, or declared effective by October 12, 2000. These penalties may be paid in cash or, at the Investors' option, in common stock. In addition, if the Company issues additional shares of common stock prior to the effective date of the registration statement, then antidilution provisions contained in the securities purchase agreement may require the Company to issue additional shares of common stock to the Investors so as to prevent dilution of the Investors' investment in the Company.

     In connection with the private placement, the Company granted to the Investors a right of first refusal to purchase additional securities issued by the Company (subject to certain exceptions) prior to December 9, 2000.

     As compensation for the investment by the Investors, the Company paid to a placement agent a cash fee equal to 6% of the gross proceeds received by the Company from the Investors.

     THE SUMMARY OF THE PRIVATE PLACEMENT SET FORTH ABOVE IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE SECURITIES PURCHASE AGREEMENT, THE WARRANT AGREEMENTS, AND THE REGISTRATION RIGHTS AGREEMENT EXECUTED BY THE COMPANY IN CONNECTION WITH THE PRIVATE PLACEMENT. SUCH DOCUMENTS ARE FILED AS EXHIBITS TO THIS FORM 8-K.
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Item 7. Financial Statements and Exhibits.

     (c)    Exhibits

     Exhibit                                  Description
     -------                                  -----------

       10.1 Securities Purchase Agreement dated June 12, 2000, by and among Data Race, Inc. and Cranshire Capital, L.P., Keyway Investments Ltd., Lionhart Investments Ltd., EURAM Cap. Strat. "A" Fund Limited, ICN Capital Ltd., and G-Bar Limited Partnership, as the Investors

       10.2 Registration Rights Agreement dated June 12, 2000, by and among Data Race, Inc. and Cranshire Capital, L.P., Keyway Investments Ltd., Lionhart Investments Ltd., EURAM Cap. Strat. "A" Fund Limited, ICN Capital Ltd., and G-Bar Limited Partnership, as the Investors

       10.3 Warrant Agreement, dated June 12, 2000, issued to Cranshire Capital, L.P.

       10.4 Warrant Agreement, dated June 12, 2000, issued to Keyway Investments Ltd.

       10.5 Warrant Agreement, dated June 12, 2000, issued to Lionhart Investments Ltd.

       10.6 Warrant Agreement, dated June 12, 2000, issued to EURAM Cap Strat. "A" Fund Limited

       10.7              Warrant Agreement, dated June 12, 2000, issued to ICN
                         Capital Ltd.

       10.8 Warrant Agreement, dated June 12, 2000, issued to G-Bar Limited Partnership
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DATA RACE, Inc.


Date:  June 19, 2000          By:  /s/ James G. Scogin
                                   -------------------
                                   James G. Scogin,
                                   Senior Vice President-Finance, Chief
                                   Financial Officer, Treasurer and Secretary
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                                 EXHIBIT INDEX


     Exhibit                             Description
     -------                             -----------

        10.1 Securities Purchase Agreement dated June 12, 2000, by and among Data Race, Inc. and Cranshire Capital, L.P., Keyway Investments Ltd., Lionhart Investments Ltd., EURAM Cap. Strat. "A" Fund Limited, ICN Capital Ltd., and G-Bar Limited Partnership, as the Investors

        10.2 Registration Rights Agreement dated June 12, 2000, by and among Data Race, Inc. and Cranshire Capital, L.P., Keyway Investments Ltd., Lionhart Investments Ltd., EURAM Cap. Strat. "A" Fund Limited, ICN Capital Ltd., and G-Bar Limited Partnership, as the Investors

        10.3 Warrant Agreement, dated June 12, 2000, issued to Cranshire Capital, L.P.

        10.4 Warrant Agreement, dated June 12, 2000, issued to Keyway Investments Ltd.

        10.5 Warrant Agreement, dated June 12, 2000, issued to Lionhart Investments Ltd.

        10.6 Warrant Agreement, dated June 12, 2000, issued to EURAM Cap Strat. "A" Fund Limited

        10.7        Warrant Agreement, dated June 12, 2000, issued to ICN
                    Capital Ltd.

        10.8 Warrant Agreement, dated June 12, 2000, issued to G-Bar Limited Partnership